================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) July 6, 2006

                    CARDIODYNAMICS INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

              California                 0-11868           95-3533362
     ----------------------------      ------------     ------------------
     (State or other jurisdiction      (Commission        (IRS Employer
           of incorporation)           File Number)     Identification No.)

         6175 Nancy Ridge Drive, San Diego, California         92121
         -------------------------------------------        ----------
           (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (858)-535-0202

                                       n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 - Results of Operations and Financial Condition - Registrant's Press Release Dated July 6, 2006, Publicly Announcing Cardiodynamics Reports Preliminary Second Quarter 2006 Results

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        (d)   EXHIBITS.

99.1    CARDIODYNAMICS PRESS RELEASE DATED JULY 6, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CardioDynamics International Corporation


Date: July 10, 2006                     /s/ Stephen P. Loomis
                                        ---------------------------------------
                                        Stephen P. Loomis
                                        Chief Financial Officer